357 P1 10/19

SUPPLEMENT DATED OCTOBER 24, 2019

TO THE PROSPECTUS DATED

FEBRUARY 1, 2019 OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The Prospectus is amended as follows:

I.     The following section is added to the “Fund Summary” of the prospectus:

Sub-Advisor

Franklin Templeton Institutional, LLC (FT Institutional). For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

II.     The following is added to the “Fund Summary—Portfolio Managers” section of the prospectus:

Neil Dhruv

Portfolio Manager of FT Institutional and portfolio manager of the Fund since October 2019.

III.   The following is added under the “Fund Details—Management” section of the prospectus:

Under separate agreement with Advisers, Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, serve as the Fund’s sub-advisor. FT Institutional provides Advisers with investment management advice (which may include research and analysis services). FT Institutional is wholly owned subsidiaries of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

IV.   The Portfolio Management team in the “Fund Details—Management” section of the prospectus is replaced with the following:

Neil Dhruv Portfolio Manager of FT Institutional

Mr. Dhruv has been a portfolio manager of the Fund since October 2019. He joined Franklin Templeton in 2002.

David Yuen, CFA Portfolio Manager of Advisers

Mr. Yuen has been a portfolio manager of the Fund since 2005. He joined Franklin Templeton in 2000.

Paul Varunok Portfolio Manager of Advisers

Mr. Varunok has been a portfolio manager of the Fund since 2001. He joined Franklin Templeton in 2001.

Messrs. Dhruv, Yuen and Varunok are jointly and primarily responsible for the day-to- day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your Prospectus for future reference.

357 SA1 10/19

SUPPLEMENT DATED OCTOBER 24, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2019 OF

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

The Statement of Additional Information (“SAI”) is amended as follows:

I.          The following is added under the “Goals, Strategies and Risks—Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

For purposes of investment policies, strategies and risks, the term “investment manager” includes the Fund’s sub-advisor.

II.        The following replaces the fourth paragraph under the “Management and Other Services—Investment manager and services provided” section of the SAI:

The Fund, the investment manager, sub-advisor and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, the investment manager, sub-advisors and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

III.       The following is added under the “Management and Other Services—Investment manager and services provided” section of the SAI:

The Fund’s sub-advisor is FT Institutional, LLC (FT Institutional). The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice, research, and assistance. The sub-advisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

 IV.    The table under the “Management and Other Services—Portfolio Managers” section of the SAI is replaced with the following.

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Neil Dhruv[3]	0	N/A	0	N/A	0	N/A
Paul Varunok	3	7,112.5	3	1,533.6	2[4]	2,524.1
David Yuen	9	7,435.3	6	1,279.3	3	777.7

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Neil Dhruv became a portfolio manager of the Fund since October 2019. Information for him is provided as of September 30, 2019.

4. Mr. Varunok manages other account with $2,167.6 million in assets with a performance fee.

Please keep this supplement with your SAI for future reference.